Regulatory Capital Matters	3 Months Ended
Mar. 31, 2012
Federal Home Loan Bank Advances/Regulatory Capital Matters [Abstract]
REGULATORY CAPITAL MATTERS

NOTE 17 – REGULATORY CAPITAL MATTERS

Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of March 31, 2012 (unaudited) and December 31, 2011, the Bank met all capital adequacy requirements to which it is subject. Companies under $500 million in consolidated assets at the beginning of the year are not required to report consolidated regulatory capital ratios.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If only adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At year-end 2011 and 2010, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.

Actual and required Bank capital amounts (in millions) and ratios are presented below at March 31, 2012 (unaudited) and December 31, 2011 and 2010.

	Actual		Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio

March 31, 2012
Total Capital to risk weighted assets Bank	$50.1	15.2%	$26.3	8.0%	$32.9	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	46.1	14.0	13.2	4.0	19.8	6.0
Tier 1 (Core) Capital to average assets Bank	46.1	10.1	18.3	4.0	22.9	5.0

December 31, 2011
Total Capital to risk weighted assets Bank	$48.7	14.9%	$26.2	8.0%	$32.8	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	45.0	13.7	13.1	4.0	19.7	6.0
Tier 1 (Core) Capital to average assets Bank	45.0	9.7	18.5	4.0	23.1	5.0

December 31, 2010
Total Capital to risk weighted assets Bank	$46.6	15.2%	$24.4	8.0%	$30.5	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	42.8	14.0	12.2	4.0	18.3	6.0
Tier 1 (Core) Capital to average assets Bank	42.8	9.9	17.3	4.0	21.6	5.0

The Qualified Thrift Lender test requires at least 65% of assets be maintained in housing-related finance and other specified areas. If this test is not met, limits are placed on growth, branching, new investments, FHLB advances and dividends, or the Bank must convert to a commercial bank charter. Management believes that this test is met.

Dividend Restrictions—The Bancorp’s principal source of funds for dividend payments is dividends received from the Bank. Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies. Under these regulations, the amount of dividends that may be paid in any calendar year is limited to the current year’s net profits, combined with the retained net profits of the preceding two years, subject to the capital requirements described above. During 2012, the Company could, without prior approval, declare dividends of approximately $5,833 plus any 2012 net profits retained to the date of the dividend declaration.